Exhibit 32.2

Certification by the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Merck & Co., Inc. (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003		/s/ Judy C. Lewent

	Name:	Judy C. Lewent
	Title:	Executive Vice President & Chief Financial Officer President, Human Health Asia